T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

Supplement to Prospectus Dated July 1, 2017

On page 6, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2019, Keir R. Joyce will replace Andrew C. McCormick as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Joyce joined T. Rowe Price in 2001.

On page 9, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2019, Keir R. Joyce will replace Andrew C. McCormick as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Joyce joined the Firm in 2001 and his investment experience dates from 1998. During the past five years, he has served as an analyst and trader focusing on mortgage-backed securities and other securitized products, and served as an associate portfolio manager assisting portfolio managers in executing the Firm’s GNMA bond strategy.

The date of this supplement is May 3, 2018.

E326-041 5/3/18